BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

LION COPPER AND GOLD CORP.

Confirmation of Service

Form Filed:	Notice of Change of Directors
Date and Time of Filing:	July 28, 2023 01:45 PM Pacific Time
Name of Company:	LION COPPER AND GOLD CORP.
Incorporation Number:	**BC0446713**

This package contains:

- Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 28, 2023 01:45 PM Pacific Time

Incorporation Number: **BC0446713**

Recognition Date: *Incorporated on May 11, 1993*

NOTICE OF ARTICLES

Name of Company:

LION COPPER AND GOLD CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

Delivery Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

Delivery Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Naugle, Charles Travis

Mailing Address:	**Delivery Address:**
23768 SHOOTING STAR DRIVE GOLDEN CO 80401 UNITED STATES	23768 SHOOTING STAR DRIVE GOLDEN CO 80401 UNITED STATES

Last Name, First Name, Middle Name:
Alford, Tony

Mailing Address:	**Delivery Address:**
7040 INTERLAKEN DR. KERNERSVILLE NC 27285 UNITED STATES	7040 INTERLAKEN DR. KERNERSVILLE NC 27285 UNITED STATES

Last Name, First Name, Middle Name:
PATTON, THOMAS C.

Mailing Address:	**Delivery Address:**
1200-750 WEST PENDER STREET VANCOUVER BC V6C 2T8 CANADA	1200-750 WEST PENDER STREET VANCOUVER BC V6C 2T8 CANADA

Last Name, First Name, Middle Name:
Goodman, Stephen

Mailing Address:	**Delivery Address:**
1200-750 WEST PENDER STREET VANCOUVER BC V6C 2T8 CANADA	1200-750 WEST PENDER STREET VANCOUVER BC V6C 2T8 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached